UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

Date of Report (Date of earliest event reported): May 9, 2007


                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-F GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-G GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-H
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             (Exact name of Registrant as specified in its Charter)


                      II-F: 0-17799       II-F: 73-1330632
                      II-G: 0-17802       II-G: 73-1336572
     Oklahoma         II-H: 0-18305       II-H: 73-1342476
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(State or other       (Commission       (I.R.S. Employer
jurisdiction of        File Number)      Identification No.)
incorporation)

                  Two West Second Street, Tulsa, Oklahoma 74103
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     [    ] Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)
     [    ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)
     [    ] Pre-commencement  communications pursuant to Rule 14d-2(b) under the
            Exchange Act (17 CFR 240.14d-2(b))
     [    ] Pre-commencement  communications pursuant to Rule 13e-4(c) under the
            Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         On May 9, 2007, the Geodyne Energy Income Limited Partnership II-F, Geodyne Energy Income Limited Partnership II-G and Geodyne Energy Income Limited Partnership II-H (the "Partnerships") sold their interests in a number of producing properties to Atilla Properties, Ltd., an independent third party at The Oil and Gas Asset Clearinghouse auction in Houston, Texas for net proceeds as described below:

                                     Reserves
         Number                       Sold as         Reserve
           of       Location        of 12/31/06        Value
         Wells        of            Oil      Gas       Sold          Net
P/ship    Sold     Properties      (Bbls)   (Mcf)     12/31/06     Proceeds
------   ------   --------------   ------  -------   ----------   ----------
                  Reagan County,
 II-F      10        Texas         13,484   94,001   $  690,316   $  597,000
                  Reagan County,
 II-G      10        Texas         28,070  195,062    1,439,491    1,249,000
                  Reagan County,
 II-H      10        Texas          6,548   45,692      334,596      289,000

         The transactions are subject to standard auction closing conditions.

         The proceeds from the sales, less any additional transaction costs, will be included in the August 15, 2007 cash distributions paid by the Partnerships.

         This sale was part of the General Partner's plan (previously disclosed in the Partnerships' December 31, 2006 Annual Report on Form 10-K) to sell an increased amount of the Partnerships' properties as a result of the generally favorable current environment for oil and gas dispositions. Additional properties will be sold at auctions in 2007 in anticipation of the Partnerships' scheduled termination on December 31, 2007.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         The pro forma financial  information that would be required pursuant to
Article 11 of Regulation S-X will be filed by amendment to this Form 8-K on or before May 30, 2007.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           GEODYNE ENERGY INCOME LIMITED
                                             PARTNERSHIP II-F
                                           GEODYNE ENERGY INCOME LIMITED
                                             PARTNERSHIP II-G
                                           GEODYNE ENERGY INCOME LIMITED
                                             PARTNERSHIP II-H

                                           By: GEODYNE RESOURCES, INC.
                                               General Partner

                                               //s// Dennis R. Neill
                                               -----------------------------
                                               Dennis R. Neill
                                               President

DATE: May 15, 2007


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